                                                                    EXHIBIT 10.6

                  AMENDED AND RESTATED REGISTRATION AGREEMENT
                  -------------------------------------------


     THIS AMENDED AND RESTATED REGISTRATION AGREEMENT (this "Agreement") is made
                                                             ---------
as of July 29, 1996, by and among Chase Venture Capital Associates, L.P. ("CVCA"), Chase Manhattan Capital Corporation ("CMCC"), Baseball Partners
  ----                                          ----
("Baseball"), those Persons named on Schedule I hereto (the "TruVision
- ----------                           ----------              ---------
Stockholders"), Heartland Wireless Communications, Inc., a Delaware corporation
- ------------
("Heartland"), on behalf of itself and each of its subsidiaries which holds
  ---------
Common Stock (the "Heartland Subsidiaries"), Premier Venture Capital
                   ----------------------
Corporation, as the representative of the holders of Wireless One Registrable Securities (as that term is defined below), and Wireless One, Inc., a Delaware corporation (the "Company"). Unless otherwise indicated herein, capitalized
                  -------
terms used herein are defined in Section 8 hereof.

     WHEREAS, the Company, the former stockholders of Wireless One, Heartland and certain subsidiaries of Heartland are parties to a certain Registration Agreement dated October 24, 1995 (the "Old Registration Agreement");
                                       --------------------------

     WHEREAS, the Company, the former stockholders of Wireless One, certain subsidiaries of Heartland, Wireless One Operating Company, a Delaware corporation ("Old Wireless One"), Wireless One Merger Company, a Delaware
              ----------------
corporation and a direct wholly-owned Subsidiary of the Company ("Heartland
                                                                  ---------
MergerSub"), and the other stockholders of Old Wireless One are parties to a
- ---------
Contribution Agreement and Agreement and Plan of Merger, dated as of October 18, 1995 (the "Heartland Merger Agreement"), pursuant to which Heartland Entities
           --------------------------
contributed certain of their assets and pursuant to which Old Wireless One merged with and into Heartland MergerSub with Old Wireless One surviving. In addition, pursuant to Article IX of the Heartland Merger Agreement, the Company has the right under certain circumstances to acquire certain assets of Heartland and/or its Subsidiaries (the "Call Market Assets") in exchange for either cash
                              ------------------
or shares of the Company's Common Stock. The execution, delivery and continued effectiveness of the Old Registration Agreement were conditions precedent to Old Wireless One's obligation under the Heartland Merger Agreement to consummate the Heartland Merger and the obligation of the Company under the Heartland Merger Agreement to cause Heartland MergerSub to consummate the Heartland Merger. The Old Registration Agreement was executed and delivered contemporaneously with the First Closing (as that term is defined in the Heartland Merger Agreement);

     WHEREAS, the Company, Wireless One MergerSub, Inc. ("TruVision MergerSub")
                                                          -------------------
and TruVision Wireless, Inc. ("TruVision") are parties to an Agreement and Plan
                               ---------
of Merger, dated April 25, 1996 (as in effect from time to time, the "TruVision
                                                                      ---------
Merger Agreement"), pursuant to which TruVision MergerSub will merge with and
- ----------------
into TruVision with TruVision surviving. The execution and delivery of this Agreement are conditions precedent to the Company's obligation under the TruVision Merger Agreement to cause TruVision Merger Sub to consummate the TruVision Merger and to TruVision's obligation to consummate the TruVision Merger. This Agreement is being executed and delivered contemporaneously with the TruVision Closing.

     WHEREAS, the parties hereto desire to amend and restate the Old Registration Agreement in order to provide for the registration of the Registrable Securities;

     NOW, THEREFORE, the parties to this Agreement hereby agree as follows:

     1.  Demand Registrations.
         --------------------

     (a) Requests for Registration.  At any time after October 24, 1997, subject
         -------------------------
to paragraphs 1(b) and 1(c), the Majority Chase Holders, the Majority TruVision Holders, the Majority Wireless One Holders or the Majority Heartland Holders may request registration under the Securities Act of all or any portion of their Registrable Securities on Form S-1 or any similar long-form registration ("Long-
                                                                           ----
Form Registrations"), and the Majority Chase Holders, the Majority TruVision
- ------------------
Holders, the Majority Wireless One Holders or the Majority Heartland Holders
may request registration under the Securities Act of all or any portion of their Registrable Securities on Form S-2 or S-3 (including under Rule 415 promulgated under the Securities Act or any similar provision then in force) or any similar short-form registration ("Short-Form Registrations"), if available (with the
                          ------------------------
Majority Chase Holders, the Majority Chase Holders, the Majority TruVision Holders, the Majority Wireless One Holders or the Majority Heartland Holders, as the case may be, constituting, with respect to such registration, the "Requesting Holders"). All registrations requested pursuant to this paragraph
- -------------------
1(a) are referred to herein as "Demand Registrations"; all Demand Registrations
                                --------------------
initially so requested by the Majority Chase Holders are referred to herein as "Chase Demand Registrations;" all Demand Registrations initially so requested by
- ---------------------------
the Majority TruVision Holders are referred to herein as "TruVision Demand
                                                          ----------------
Registrations;" all Demand Registrations initially so requested by the Majority
- -------------
Wireless One Holders are referred to herein as "Wireless One Demand
                                                -------------------
Registrations;" and all Demand Registrations initially so requested
- -------------
by the Majority Heartland Holders are referred to herein as "Heartland Demand
                                                             ----------------
Registrations."  Within 10 days after receipt of any such request (any such
- -------------
request a "Demand Notice"), the Company shall give written notice of such
           -------------
requested registration to all other holders of Registrable Securities and, subject to the other terms hereof, shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice.

     (b) Long-Form Registrations.  The Majority Chase Holders shall be entitled
         -----------------------
to request three Long-Form Registrations in which the Company shall pay all Registration Expenses ("Company-paid Long-Form Chase Registrations"); the
                        ------------------------------------------
Majority TruVision Holders shall be entitled to request three Long-Form Registrations in which the Company shall pay all Registration Expenses ("Company-paid Long-Form TruVision Registrations"); the Majority Wireless One
- ------------------------------------------------
Holders shall be entitled to request three Long-Form Registrations in which the Company shall pay all Registration Expenses ("Company-paid Long-Form Wireless
                                              -------------------------------
One Registrations"); and the Majority Heartland Holders shall be entitled to
- -----------------
request three Long-Form Registration in which the Company shall pay all Registration Expenses ("Company-paid Long-Form Heartland Registration"). All
                        ---------------------------------------------
Long-Form Registrations shall be underwritten registrations.

     (c) Short-Form Registrations.  In addition to the Long-Form Registrations
         ------------------------
provided pursuant to Section 1(b), the Majority Chase Holders shall be entitled to request three Short-Form Registrations in which the Company shall pay all Registration Expenses ("Company-paid Short-Form Chase Registrations"); the
                        -------------------------------------------
Majority TruVision Holders shall be entitled to request three Short-Form Registrations in which the Company shall pay all Registration Expenses ("Company-paid Short-Form TruVision Registrations"); the Majority Wireless One
- -------------------------------------------------
Holders shall be entitled to request three Short-Form Registrations in which the Company shall pay all Registration Expenses ("Company-paid Short-Form Wireless
                                              --------------------------------
One Registrations") and  the Majority Heartland Holders shall be entitled to
- -----------------
request three Short-Form Registration in which the Company shall pay all Registration Expenses ("Company-paid Short-Form Heartland Registration").
                        ----------------------------------------------
Demand Registrations shall be Short-Form Registrations whenever the Company is permitted to use any applicable short form. Each request for a Short-Form Registration shall state the intended method of distribution of Registrable Securities requested to be registered. After the Company has become subject to the reporting requirements of the Securities Exchange Act, the Company shall use its best efforts to make Short-Form Registrations on Form S-3 available for the sale of Registrable Securities.

     (d) Withdrawal of Demand Registration. The Majority Chase Holders, the
         ---------------------------------
Majority TruVision Holders, the Majority Wireless One Holders or the Majority Heartland Holders, whichever are the Requesting Holders, may withdraw any request for a Demand Registration at any time prior to the effectiveness of the related registration statement and any such withdrawn request shall not count as one of such Requesting Holders' permitted Demand Registrations; provided that
                                                                --------
any Registration Expenses in connection with any such withdrawn Demand Registration shall be borne by the withdrawing Requesting Holders pro rata based on number of Registrable Securities requested to be included in such registration by each such holder.

     (e) Company Right to Preempt Demand Registration.  The Company shall have
         --------------------------------------------
the right to preempt any request for a Demand Registration by providing written notice (pursuant to Section 2(a)) to all holders of Registrable Securities (within twenty (20) business days of receipt of the Demand Notice in connection with such Demand Registration) of the Company's intention to effect a registration under the Securities Act within 180 days of the receipt of such Demand Notice. Upon delivery of such notice, the registration initially requested by the Requesting Holders shall no longer be deemed to be a Demand Registration and shall not count as one of such Requesting Holders' permitted Demand Registrations.

     (f) Priority on Demand Registrations.  If a Demand Registration is an
         --------------------------------
underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such offering exceeds the number of securities (the "Offering Quantity")
                                                        -----------------
which can be sold in an orderly manner in such offering within a price range acceptable to the Requesting Holders, then the Company shall include in the registration securities in the following priority:

     (i) first, before including any securities which are not Registrable Securities, the Company shall include all of the Registrable Securities requested to be included by holders thereof, and if the number of Registrable Securities requested to be included exceeds the Offering Quantity, then the Company shall include the pro rata share of the Offering Quantity of each holder of Registrable Securities which requests inclusion therein, based on the amount of Registrable Securities held by each such holder; and

     (ii) to the extent (and only to the extent) that the Offering Quantity exceeds the aggregate amount of Registrable Securities which are requested to be included in such registration, the Company may include in such registration any other securities requested to be included in the offering.

     (g) Restrictions on Long-Form Registrations.  The Company shall not be
         ---------------------------------------
obligated to effect any Long-Form Registration within 180 days after the effective date of a previous Long-Form Registration or a previous registration in which the holders of Registrable Securities were given piggyback rights pursuant to Section 2. The Company may postpone for up to 180 days the filing or the effectiveness of a registration statement for a Demand Registration if the Board determines in its reasonable good faith judgment that such Demand Registration would reasonably be expected to have a material adverse effect on any proposal or plan by the Company or any of its Subsidiaries to engage in any acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer, offering of securities, reorganization or similar transaction; provided that in such event, the Requesting Holders shall
                     --------
be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration shall not count as one of the permitted Demand Registrations hereunder and the Company shall pay all Registration Expenses in connection with such registration. The Company may delay a Demand Registration hereunder only once in an twelve-month period.

     (h) Selection of Underwriters.  The Requesting Holders shall have the right
         -------------------------
to select the investment banker(s) and manager(s) to administer the offering in connection with each Demand Registration, subject to the Company's approval, which approval shall not be unreasonably withheld.

     (i) Other Registration Rights.  Except as provided in this Agreement, the
         -------------------------
Company shall not grant to any Persons the right to request that the Company initiate a registration under the Securities Act of any equity securities of the Company, or any securities convertible or exchangeable into or exercisable for such securities, without the prior written consent of each of the Majority Chase Holders, the Majority TruVision Holders, the Majority Wireless One Holders and the Majority Heartland Holders unless the holders of Registrable Securities are permitted to participate therein, pro rata based upon the number of Registrable Securities and other shares of Common Stock held and such rights are otherwise not inconsistent with the rights of the holders of Chase Registrable Securities, holders of TruVision Registrable Securities, holders of Wireless One Registrable Securities or the holders of Heartland Registrable Securities.

     (j) Termination. The rights of the parties hereto to Demand Registrations
         -----------
(whether Long-Form Registrations or Short-Form Registrations) and to Piggyback Registrations (collectively, the "Rights") shall terminate on the date all
                                  ------
Rights have been fully exercised and satisfied in accordance with this Agreement.

     (k) VCI Registration Right.  At any time after October 24, 1996, the
         ----------------------
Majority VCI Holders shall be entitled to request one registration under the Securities Act of all or any portion of the VCI Registrable Securities on Form S-3 (including under Rule 415 promulgated under the Securities Act or any similar provision then in force) or any similar short-form registration ("Company paid Short-Form VCI Registration") and the Majority VCI Holders shall be the Requesting Holders with respect to such registration. The Company shall pay all Registration Expenses of the Company paid Short-Form VCI Registration. Within 10 days after receipt of any such request, the Company shall give written notice of such requested registration to all other holders of VCI Registrable Securities and, subject to the other terms hereof, shall include in such registration all VCI Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice.

     2.  Piggyback Registrations.
         -----------------------

     (a) Right to Piggyback.  Whenever the Company proposes to register any of
         ------------------
its securities under the Securities Act (other than pursuant to a Demand Registration or a Company paid Short-Form VCI Registration) and the registration form to be used may be used for the registration of Registrable Securities (a "Piggyback Registration"), the Company shall give prompt written
               ----------------------
notice (in any event within 10 business days after its receipt of notice of any exercise of demand registration rights other than under this Agreement) to all holders of Registrable Securities of its intention to effect such a registration and, subject to the provisions hereof, shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 20 days after the receipt of the Company's notice.

     (b) Piggyback Expenses.  The Registration Expenses of the holders of
         ------------------
Registrable Securities shall be paid by the Company in all Piggyback Registrations.

     (c) Priority on Primary Registrations.  If a Piggyback Registration is an
         ---------------------------------
underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number (the "Maximum Company
                                                          ---------------
Number") which can be sold in an orderly manner in such offering within a price range acceptable to the Company, the Company shall include in such registration (but only to the extent the aggregate amount of securities so included does not exceed such Maximum Company Number) (i) first, the securities the Company
                                        -----
proposes to sell and (ii) second, the other securities requested to be included
                          ------
in such registration (including Registrable Securities), pro rata among the holders of such securities on the basis of the number of securities owned by each such holder.

     (d) Priority on Secondary Registrations.  If a Piggyback Registration is an
         -----------------------------------
underwritten secondary registration on behalf of holders of the Company's equity securities other than the holders of Registrable Securities which are entitled to request registrations of the Company's securities, and the managing underwriters advise the Company in writing that in their opinion the number of such securities requested to be included in such registration exceeds the number (the "Maximum Secondary Number") which can be sold in an orderly manner
             ------------------------
in such offering within a price range acceptable to the holders initially requesting such registration, the Company shall include in such registration all securities requested to be included therein pro rata among the holders of such securities on the basis of the number of such securities owned by each such holder.

         (e) Selection of Underwriters.  If any Piggyback Registration is an
             -------------------------
underwritten offering and the number of Registrable Securities included therein exceeds 30% of the total number of shares being offered, the selection of investment banker(s) and manager(s) for the offering must be approved by the holders of a majority of the Registrable Securities requested to be included in such Piggyback Registration, which approval shall not be unreasonably withheld.

     (f) Other Registrations.  If the Company has previously filed a
         -------------------
registration statement with respect to the Chase Registrable Securities, the TruVision Registrable Securities, the Wireless One Registrable Securities or the Heartland Registrable Securities either pursuant to Section 1 or pursuant to this Section 2, and if such previous registration has not been withdrawn or abandoned, then the Company shall not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-8 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least six months has elapsed from the effective date of such previous registration (except (i) in the case of such a filing pursuant Section 1, with the prior written consent of the Requesting Holders, or (ii) in the case of such a filing pursuant to this Section 2, with the prior written consent of the holders of a majority of the Registrable Securities included in such Piggyback Registration).

     3.  Holdback Agreements.
         -------------------

     (a) Each holder of Registrable Securities shall not effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the 180-day period beginning on the effective date of any registered underwritten offering of the Company's equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except as part of such underwritten offering), unless the underwriters managing the underwritten offering otherwise agree.

     (b) The Company (i) shall not effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 180-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Form S-8 or any successor form), unless the underwriters managing such underwritten offering otherwise agree, and (ii) shall cause each holder of its Common Stock, or any securities convertible into or exchangeable or exercisable for Common Stock, purchased from the Company at any time after the date of this Agreement and representing 5% or more of the Common Stock on a fully-diluted basis (other than in a registered public offering) to agree not to effect any public sale or distribution (including sales pursuant to Rule 144) of any such securities during such period (except as part of such underwritten offering, if otherwise permitted), unless the underwriters managing such underwritten offering otherwise agree.

     4.  Registration Procedures.  Whenever holders of Registrable Securities
         -----------------------
have requested that any Registrable Securities be registered pursuant to this Agreement, the Company shall use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

     (a) prepare and file with the Securities and Exchange Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish to the counsel selected by the Requesting Holders and any other counsel, if any, designated by the holders of not less than 25% of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed, which documents shall be subject to the review and comment of such counsel);

     (b) notify each holder of Registrable Securities of the effectiveness of each registration statement filed hereunder and prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 180 days and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

     (c) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

     (d) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

     (e) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company shall prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

     (f) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on the NASD automated quotation system and, if listed on the NASD automated quotation system, use its best efforts to secure designation of all such Registrable Securities covered by such registration statement as a NASDAQ "national market system security" within the meaning of Rule 11Aa2-1 of the Securities and Exchange Commission or, failing that, to secure NASDAQ authorization for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such Registrable Securities with the NASD;

     (g) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

     (h) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the Requesting Holders or holders of not less than 25% of the Registrable Securities being sold or the underwriters (if any) reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including effecting a stock split or a combination of shares);

     (i) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

     (j) otherwise use its best efforts to comply with all applicable rules and regulations of the Securities and Exchange

Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

     (k) obtain a cold comfort letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the Requesting Holders or holders of a majority of the Registrable Securities being sold reasonably request (provided that such Registrable Securities constitute at least 10% of the securities covered by such registration statement);

     (l) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any common stock included in such registration statement for sale in any jurisdiction, the Company shall use its best efforts promptly to obtain the withdrawal of such order; and

     (m) use its best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities.

     If any such registration or comparable statement refers to any holder by name or otherwise as the holder of any securities of the Company and if in its sole and exclusive judgment, such holder is or might be deemed to be an underwriter or a controlling person of the Company, such holder shall have the right to require (i) the insertion therein of language, in form and substance satisfactory to such holder and presented to the Company in writing, to the effect that the holding by such holder of such securities is not to be construed as a recommendation by such holder of the investment quality of the Company's securities covered thereby and that such holding does not imply that such holder shall assist in meeting any future financial requirements of the Company, or
(ii) in the event that such reference to such holder by name or otherwise is not required by the Securities Act or any similar Federal statute then in force, the deletion of the reference to such holder; provided that with respect to this clause (ii) such holder shall furnish to the Company an opinion of counsel to such effect, which opinion and counsel shall be reasonably satisfactory to the Company.

     5.  Registration Expenses.
         ---------------------

     (a) All expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by the Company (all such expenses being herein called "Registration Expenses"), shall be borne as provided in this Agreement, except
 ---------------------
that the Company shall, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on the NASD automated quotation system. Underwriting discounts and commissions shall be borne by the Person or Persons selling securities, in proportion to the value of securities sold.

     (b) In connection with each Demand Registration, the Company shall reimburse the holders of Registrable Securities included in such registration for the reasonable fees and disbursements of one counsel chosen by the Requesting Holders. In connection with each Piggyback Registration, the Company shall reimburse the holders of Registrable Securities included in such registration for the reasonable fees and disbursements of one counsel chosen by the holders of a majority of the Registrable Securities included in such registration. In connection with each Demand Registration and each Piggyback Registration, the Company shall reimburse the holders of Registrable Securities included in such registration for the reasonable fees and disbursements of each additional counsel retained by any holder of Registrable Securities for the purpose of rendering any legal opinion required by the Company or the managing underwriter(s) to be rendered on behalf of such holder in connection with any underwritten Demand Registration or Piggyback Registration.

     (c) To the extent Registration Expenses are not required to be paid by the Company, each holder of securities included in any registration hereunder shall pay those Registration Expenses allocable to the registration of such holder's securities so included, and any Registration Expenses not so allocable shall be borne by all sellers of securities included in such registration in proportion to the aggregate selling price of the securities to be so registered.

     6.  Indemnification.
         ---------------

     (a) The Company agrees to indemnify, to the extent permitted by law, each holder of Registrable Securities, its officers and directors and each Person who controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company shall indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

     (b) In connection with the preparation of any registration statement with respect to any registration in which a holder of Registrable Securities is participating, each such holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, shall indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder; provided that the obligation to indemnify shall be individual, not joint and several, for each holder and shall be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

     (c) Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person's right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

     (d) The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of securities. The Company also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the Company's indemnification is unavailable for any reason.

     7.  Participation in Underwritten Registrations.  No Person may participate
         -------------------------------------------
in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements; provided that no
                                                            --------
holder of Registrable Securities included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters (other than representations and warranties regarding such holder and such holder's intended method of distribution) or to undertake any indemnification obligations to the Company or the underwriters with respect thereto, except as otherwise provided in Section 6 hereof.

     8.  Definitions.  Unless otherwise defined herein or below, capitalized
         -----------
terms used herein shall have the meanings given such terms in the TruVision Merger Agreement.

     "Board" means the Company's board of directors.
      -----

     "Chase Registrable Securities" means (i) all Common Stock which is (a) part
      ----------------------------
of the portion of Wireless One Share Consideration issued to CMCC or Baseball as a part of the Wireless One Share Consideration pursuant to the Heartland Merger Agreement (as adjusted pursuant to the Heartland Merger Agreement and the Heartland Escrow Agreement) and (b) issued to CVCA pursuant to the TruVision Merger Agreement (as adjusted pursuant to the TruVision Merger Agreement and the TruVision Escrow Agreement) and (ii) any Common Stock issued or issuable with respect to the Common Stock referred to in clause (i) by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Chase Registrable Securities, such securities shall cease to be Chase Registrable Securities when they have been (a) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them or (b) distributed to the public through a broker, dealer or market maker pursuant to Rule 144 under the Securities Act (or any similar provision then in force).

     "Common Stock" means the Company's common stock, par value $.01 per share.
      ------------

     "Designated Wireless One Shares" means (i) all Common Stock which is part
      ------------------------------
of the portion of the Wireless One Share Consideration issued to the Designated Wireless One Stockholders pursuant to the Heartland Merger Agreement (as adjusted pursuant to the Heartland Merger Agreement and the Heartland Escrow Agreement) and (ii) any equity securities issued or issuable directly or indirectly with respect to the Common Stock referred to in clause (i) by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular shares constituting Designated Wireless One Shares, such shares shall cease to be Designated Wireless One Shares when they have been (a) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them or (b) distributed to the public through a broker, dealer or market maker pursuant to

Rule 144 under the Securities Act (or any similar provision then in force).

     "Designated Wireless One Stockholders" means the Persons named on Schedule
      ------------------------------------                             --------
II hereto.
- --

     "Heartland Escrow Agreement" means the "Escrow Agreement," as that term is
      --------------------------
defined in the Heartland Merger Agreement.

     "Heartland Registrable Securities" means (i)  all Common Stock which is
      --------------------------------
part of the Heartland Share Consideration issued to Heartland and certain subsidiaries of Heartland pursuant to the Heartland Merger Agreement (as adjusted pursuant to the Heartland Merger Agreement and the Heartland Escrow Agreement) or which is or was issued to Heartland or a Subsidiary of Heartland in consideration of any Call Market Assets (as that term is defined in the Heartland Merger Agreement) acquired by the Company or any of its Affiliates pursuant to the Heartland Merger Agreement and (ii) any Common Stock issued or issuable with respect to the Common Stock referred to in clause (i) by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Heartland Registrable Securities, such securities shall cease to be Heartland Registrable Securities when they have been (a) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them or (b) distributed to the public through a broker, dealer or market maker pursuant to Rule 144 under the Securities Act (or any similar provision then in force).

     "Heartland Share Consideration" has the meaning given such term in the
      -----------------------------
Heartland Merger Agreement.

     "Majority Chase Holders" at any time means holders of a majority of the
      ----------------------
Chase Registrable Securities.

     "Majority Heartland Holders" at any time means holders of a majority of the
      --------------------------
Heartland Registrable Securities.

     "Majority TruVision Holders" at any time means holders of a majority of the
      --------------------------
TruVision Registrable Securities.

     "Majority Wireless One Holders" at any time means holders of a majority of
      -----------------------------
the Designated Wireless One Shares.

     "Majority VCI Holders" at any time means holders of a majority of the VCI
      --------------------
Registrable Shares.

     "Person" means an individual, a partnership, a limited liability company, a
      ------
corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

     "Registrable Securities" means VCI Registrable Securities Chase Registrable
      ----------------------
Securities, TruVision Registrable Securities, Wireless One Registrable Securities and Heartland Registrable Securities.

     "Securities Act" means the Securities Act of 1933.
      --------------

     "Subsidiary" means, with respect to any Person, any corporation,
      ----------
partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (irrespective of whether, at the time, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a partnership, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a partnership, association or other business entity if such Person or Persons shall be allocated a majority of partnership, association or other business entity gains or losses or shall be or control the managing director or general partner of such partnership, association or other business entity.

     "TruVision Closing" means the "Closing," as that term is defined in the
      -----------------
TruVision Merger Agreement.

     "TruVision Escrow Agreement" means, collectively, the escrow agreements
      --------------------------
dated as of the date of this Agreement and executed and delivered in connection with the consummation of the TruVision Merger.

     "TruVision Merger" means the "Merger," as that term is defined in the
      ----------------
TruVision Merger Agreement.

     "TruVision Registrable Securities" means (i) all Common Stock which is
      --------------------------------
issued to TruVision Stockholders pursuant to the TruVision Merger Agreement, including the VCI Registrable

Securities and Common Stock of the Company issuable pursuant to Article I of the TruVision Merger Agreement or upon exercise of the options provided for in
Section 5.3 of the TruVision Merger Agreement (as adjusted pursuant to the TruVision Merger Agreement and the TruVision Escrow Agreement) (ii) any Common Stock issued or issuable with respect to the Common Stock referred to in clause
(i) by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular TruVision Registrable Securities, such securities shall cease to be TruVision Registrable Securities when they have been (a) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them or (b) distributed to the public through a broker, dealer or market maker pursuant to Rule 144 under the Securities Act (or any similar provision then in force).

     "VCI" means Vision Communications, Inc.
      ---

     "VCI Registrable Securities" means (i) all Common Stock which is issued to
      --------------------------
VCI pursuant to Section 5.13 of the TruVision Merger Agreement (as adjusted pursuant to the TruVision Merger Agreement and the TruVision Escrow Agreement) and (ii) any Common Stock issued or issuable with respect to the Common Stock referred to in clause (i) by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular VCI Registrable Securities, such securities shall cease to be VCI Registrable Securities when they have been (a) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them or (b) distributed to the public through a broker, dealer or market maker pursuant to Rule 144 under the Securities Act (or any similar provision then in force).

     "Wireless One Registrable Securities" means (i) all Common Stock which is
      -----------------------------------
part of the portion of the Wireless One Share Consideration issued other than to CMCC and Baseball pursuant to the Heartland Merger Agreement (as adjusted pursuant to the Heartland Merger Agreement and the Heartland Escrow Agreement) and (ii) any Common Stock issued or issuable with respect to the Common Stock referred to in clause (i) by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Wireless One Registrable Securities, such securities shall cease to be Wireless One Registrable Securities when they have been (a) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them or (b) distributed to the public through a broker, dealer or market maker pursuant to Rule 144 under the Securities Act (or any similar provision then in force).

     "Wireless One Share Consideration" has the meaning given such term in the
      --------------------------------
Heartland Merger Agreement.

     9.  Miscellaneous.
         -------------

     (a) No Inconsistent Agreements.  The Company shall not hereafter enter into
         --------------------------
any agreement with respect to its securities which is inconsistent with or violates the rights granted in this Agreement to the holders of Registrable Securities.

     (b) Remedies.  Any Person having rights under any provision of this
         --------
Agreement shall be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

     (c) Amendments and Waivers.  No amendment or waiver to the provisions of
         ----------------------
this Agreement shall be effective against the Company without the prior written consent of the Company. No amendment or waiver to the provisions of this Agreement shall be effective against the holders of Chase Registrable Securities without the prior written consent of the Majority Chase Holders. No amendment or waiver to the provisions of this Agreement shall be effective against the holders of TruVision Registrable Securities without the prior written consent of the Majority TruVision Holders. No amendment or waiver to the provisions of this Agreement shall be effective against the holders of Heartland Registrable Securities without the prior written consent of the Majority Heartland Holders. No amendment or waiver to the provisions of this Agreement shall be effective against the holders of Wireless One Registrable Securities without the prior written consent of the Majority Wireless One Holders.

     (d) Successors and Assigns.  All covenants and agreements in this Agreement
         ----------------------
by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities.

     (e) Severability.  Whenever possible, each provision of this Agreement
         ------------
shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

     (f) Counterparts.  This Agreement may be executed simultaneously in two or
         ------------
more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

     (g) Descriptive Headings.  The descriptive headings of this Agreement are
         --------------------
inserted for convenience only and do not constitute a part of this Agreement.

     (h) Governing Law.  This Agreement shall be construed in accordance with
         -------------
the laws of the State of New York, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

     (i) Notices.  All notices, demands and other communications to be given and
         -------
delivered under or by reason of provisions under this Agreement shall be in writing and shall be deemed to have been given when personally delivered, sent by telecopy (with a hard copy to follow) or express overnight courier service, or mailed by first class mail, return receipt requested, (i) with respect to each of the TruVision Stockholders, to the addresses or telecopy numbers set forth on Schedule IV hereto, (ii) with respect to each of the Designated
         -----------
Wireless One Stockholders, to the addresses or telecopy numbers set forth on
Schedule II hereto, (iii) with respect to each of CMCC, CVCA and Baseball, to
- -----------
the addresses or telecopy numbers set forth on Schedule III hereto, and (iv)
                                               ------------
with respect to all other parties, to the addresses or telecopy numbers set forth on Exhibit 11.2 to the Heartland Merger Agreement.

     (j) No Strict Construction.  The parties hereto have participated jointly
         ----------------------
in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

     (k) Effect of Amendment and Restatement.  This Agreement amends and
         -----------------------------------
restates the terms of the Old Registration Agreement with respect to the obligations of the parties thereto. The obligations under the Old Registration Agreement, as restated hereunder, remain in full force and effect under this Agreement. Each party hereto by their execution of a counterpart hereof consents to the amendment of the Old Registration Agreement, which shall be effective as against each party to the Old Registration Agreement and each holder of Registrable Securities, whether or not such party or holder is a signatory hereto.

     (l) Execution by Heartland.  Heartland is executing this Agreement on
         ----------------------
behalf of both itself and each of the Heartland Subsidiaries, each of whom shall be bound by this Agreement by virtue of such execution by Heartland, and Heartland agrees to cause each Heartland Subsidiary to perform and honor each of its obligations hereunder.

                            *     *     *     *    *

   IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                       CHASE MANHATTAN CAPITAL CORPORATION


                                       By:  ______________________________
                                            Name:
                                            Title:


                                       BASEBALL PARTNERS


                                       By:  ______________________________
                                            Name:
                                            Title:


                                       PREMIER VENTURE CAPITAL CORPORATION


                                       By:  ______________________________
                                            Name:
                                            Title:


                                       HEARTLAND WIRELESS COMMUNICATIONS, INC.


                                       By:  ______________________________
                                            Name:
                                            Title:


                                       WIRELESS ONE, INC.


                                       By:  ______________________________
                                            Name:
                                            Title:

                            WIRELESS ONE STOCKHOLDERS
                            By: PREMIER VENTURE CAPITAL CORPORATION,
                            attorney-in-fact


                            By:  ______________________________
                                 Name:
                                 Title:


                            MISSISSIPPI WIRELESS TV, L.P.
                            By:  WIRELESS TV, INC.
                            Its:  General Partner

                            By:  ______________________________
                                 Name:
                                 Title:


                            VISION COMMUNICATIONS, INC.


                            By:  ______________________________
                                 Name: Henry M. Burkhalter
                                 Title: President


                            CHASE VENTURE CAPITAL ASSOCIATES, L.P.
                            By:  Chase Capital Partners
                            Its: General Partner


                            By:  _______________________________
                                 Name:
                                 Title:

                            VANCOM, INC.


                            By:  _______________________________
                                 Name:
                                 Title:

                            ___________________________________
                            Laurence O. Woolhiser, Jr.


                            ___________________________________
                            Walter Eilers


                            ___________________________________
                            Henry M. Burkhalter


                            ___________________________________
                            Bill R. Byer, Jr.


                            ___________________________________
                            Kelly Balius


                            ___________________________________
                            Douglas Goodwin


                            ___________________________________
                            Sam Robertson


                            ___________________________________
                            Jerrod Pitts

                                   SCHEDULE I
                                   ----------

                             TRUVISION STOCKHOLDERS

Mississippi Wireless TV, L.P.
VanCom, Inc.
Vision Communications, Inc.
Henry M. Burkhalter
Bill R. Byer, Jr.
Laurence O. Woolhiser, Jr.
Walter Eilers
Kelly Balius
Douglas Goodwin
Sam Robertson
Jerrod Pitts

                                  SCHEDULE II
                                  -----------


- ----------------------------------------------------------------
              NAME                           ADDRESS
              ----                           -------
- ----------------------------------------------------------------
Premier Venture Capital           451 Florida Street
 Corporation                      P.O. Box 1511
                                  Baton Rouge, LA  70821-1511
                                  Attention:  Thomas J. Adamek
- ----------------------------------------------------------------
Advantage Capital Partners,       LL&E Tower
 Limited Partnership              909 Poydras Street, Suite 2230
                                  New Orleans, LA  70112
                                  Attention:  Steven Stull
- ----------------------------------------------------------------
Advantage Capital Partners II,    LL&E Tower
 Limited Partnership              909 Poydras Street, Suite 2230
                                  New Orleans, LA  70112
                                  Attention:  Steven Stull
- ----------------------------------------------------------------
First Commerce Capital, Inc.      821 Gravier Street, #1027
                                  New Orleans, LA  70112
                                  Attention:  Michael P. Kirby
- ----------------------------------------------------------------

                                  SCHEDULE III
                                  ------------


- ---------------------------------------------------------
          NAME                        ADDRESS
          ----                        -------
- ---------------------------------------------------------
Chase Manhattan Capital    380 Madison Avenue, 12th Fl.
 Corporation               New York, NY  10017
                           Attention: Arnold Chavkin
- ---------------------------------------------------------
Baseball Partners          c/o Chase Capital
                           380 Madison Avenue, 12th Fl.
                           New York, NY  10017
                           Attention: Arnold Chavkin
- ---------------------------------------------------------
Chase Venture Capital      380 Madison Avenue, 12th Floor
 Associates L.P.           New York, New York   10017
                           Attention: Arnold Chavkin

- ---------------------------------------------------------


                            in each case with a copy (which copy will
                            -----------------------------------------
                            not constitute notice to such
                            -----------------------------
                            stockholder) to:
                            ---------------

                            Samuel A. Fishman
                            Latham & Watkins
                            885 Third Avenue
                            Suite 100
                            New York, New York 10022
                            Telecopy: (212) 751-4864

                                  SCHEDULE IV
                                  -----------


For Mississippi Wireless TV, L.P., or Vision Communications, Inc.
- -----------------------------------------------------------------

                            c/o TruVision Wireless, Inc.
                            1080 River Oaks Drive
                            Suite A150
                            Jackson, Mississippi 39208
                            Attention:  Henry M. Burkhalter
                            Telecopy: (601) 936-1517

                            with a copy (which copy will not
                            ---------------------------------
                            constitute notice to such stockholder) to:
                            -----------------------------------------

                            Samuel A. Fishman
                            Latham & Watkins
                            885 Third Avenue
                            Suite 100
                            New York, New York 10022
                            Telecopy: (212) 751-4864

For VanCom, Inc.:
- ----------------

                            P.O. Box 5327
                            Jackson, Mississippi 39296
                            Attention:  William Van Devender
                            Telecopy: (601) 354-0904

                            with a copy (which copy will not constitute notice
                            --------------------------------------------------
                            to such Stockholder) to:
                            -----------------------

                            Brunini Grantham Grower & Hewes
                            1400 Trustmark Building
                            248 E. Capitol Street
                            Jackson, Mississippi  39201
                            Telecopy: (601) 960-6902